Filed pursuant to Rule 497(e)
File No. 333-198603
SUPPLEMENT DATED JANUARY 31, 2025
TO THE CURRENTLY EFFECTIVE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
OF
ABACUS FCF INTERNATIONAL LEADERS ETF (ABLG)
ABACUS FCF LEADERS ETF (ABFL)

(each a “Fund” and, together, the “Funds”)
(each a series of Abacus FCF ETF Trust)

Important Notice to Investors

Capitalized terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in each Fund’s Prospectus and SAI.

The Board of Trustees of Abacus FCF ETF Trust has approved reductions in the contractual unitary management fee rate that the Funds pay to their investment adviser, Abacus FCF Advisors LLC (the “Adviser”), under the Funds’ investment advisory agreement. These changes will be effective February 1, 2025. Accordingly, each Fund’s Prospectus and SAI is hereby amended as follows:

1.Effective February 1, 2025, the following information replaces in its entirety the information appearing under the heading “FUND SUMMARIES – Fees and Expenses” in the Prospectus for the Abacus FCF International Leaders ETF:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee[1,2]	0.54%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.54%

1.The management fee is structured as a “unified fee,” pursuant to which the Fund’s investment adviser pays all expenses of the Fund, except for the management fee, payments under the Fund’s Rule 12b-1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto).

2.    “Management Fee” has been restated to reflect current fees.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% per year and that operating expenses remain the same. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$55	$173	$302	$677

2.Effective February 1, 2025, the following information replaces in its entirety the information appearing under the heading “FUND SUMMARIES – Fees and Expenses” in the Prospectus for the Abacus FCF Leaders ETF:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee[1,2]	0.49%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.49%

1.The management fee is structured as a “unified fee,” pursuant to which the Fund’s investment adviser pays all expenses of the Fund, except for the management fee, payments under the Fund’s Rule 12b-1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto).

2.    “Management Fee” has been restated to reflect current fees.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% per year and that operating expenses remain the same. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$50	$157	$274	$616

3.Effective February 1, 2025, the following information replaces in its entirety the table appearing under the heading “FUND MANAGEMENT” in the Funds’ Prospectus and the first table appearing under the heading “INVESTMENT MANAGEMENT AND OTHER SERVICES – Investment Advisory Agreement” in the Funds’ SAI:

Fund	Advisory Fee*
Abacus FCF International Leaders ETF	0.54%
Abacus FCF Leaders ETF	0.49%

*    Prior to February 1, 2025, each Fund paid the Adviser an advisory fee equal to 0.59% of its average daily net assets.

Please keep this supplement with your Prospectus and SAI for future reference.

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